9. Inventories	12 Months Ended
Dec. 31, 2020
Inventories Abstract
Inventories
9.	Inventories

Inventories are accounted for at cost or net realizable value, whichever is lower. Inventories purchased are recorded at average cost, including warehouse and handling costs, to the extent that these costs are necessary to bring inventories to selling conditions at the stores, less bonuses received from suppliers.

Net realizable value is the selling price in the ordinary course of business, less the estimated costs to sell.

Inventories are reduced by an allowance for losses and damages, which is periodically reviewed and evaluated as appropriate. Bonuses received from suppliers are measured and recognized based upon executed contracts and agreements and recorded as cost of sales when the corresponding inventories are sold. Unrealized bonuses are presented as reducing the inventories at each balance sheet date.

	2020	2019

Stores	2,453	4,698
Distribution centers	1,134	1,583
Inventories – Éxito Group	2,879	2,254
Real Estate Inventory – Éxito Group	142	191
Allowance for losses on inventory obsolescence and damages	(72)	(95)
	6,536	8,631

9.1.	Unrealized bonuses

On December 31, 2020, unrealized bonuses, which are presented as reducing the inventory balance, amounted to R$62 (R$310 on December 31, 2019).

9.2.	Allowance for losses on inventory obsolescence and damages
	2020	2019	2018

At the beginning of the year	(95)	(65)	(73)
Additions	(40)	(51)	(79)
Business combination	-	(22)	-
Write-offs / reversal	16	35	85
Foreign currency translation adjustment	(4)	-	-
Deconsolidation of Sendas	51	8	-
Assets held for sale and discontinued operations	-	-	2
At the end of the year	(72)	(95)	(65)